Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on the Schedule 13D, dated August 5, 2021, with respect to the equity shares at $0.000625 par value per share issued by Azure Power Global Limited, is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, and that this Joint Filing Agreement shall be included as an Exhibit to the Schedule 13D and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein.  This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.  This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of August 5, 2021.

OMERS INFRASTRUCTURE ASIA HOLDINGS PTE. LTD.

By:	/s/ Prateek Maheshwari
Name: Prateek Maheshwari
Title: Authorised Signatory

By:	/s/ Julian Gratiaen
Name: Julian Gratiaen
Title: Authorised Signatory

OMERS ASIA HOLDINGS PTE. LTD.

By:	/s/ Prateek Maheshwari
Name: Prateek Maheshwari
Title: Authorised Signatory

By:	/s/ Julian Gratiaen
Name: Julian Gratiaen
Title: Authorised Signatory

OMERS SINGAPORE GOVERNANCE INC.

By:	/s/ Jennifer Guerard
Name: Jennifer Guerard
Title: Senior Vice President

By:	/s/ Graham McLeod
Name: Graham McLeod
Title: Vice President & Secretary

HAMILTON INFRASTRUCTURE HOLDINGS INC.

By:	/s/ Jennifer Guerard
Name: Jennifer Guerard
Title: President & Assistant Secretary

By:	/s/ Graham McLeod
Name: Graham McLeod
Title: Vice President

RE INTERNATIONAL CORPORATION

By:	/s/ Elizabeth M. Murphy
Name: Elizabeth M. Murphy
Title: Senior Vice President

By:	/s/ Nancy Prenevost
Name: Nancy Prenevost
Title: Vice President

OMERS ADMINISTRATION CORPORATION

By:	/s/ Brodie Swartz
Name: Brodie Swartz
Title: Senior Vice President, Legal & Corporate Secretary

By:	/s/ Josh Bezonsky
Name: Josh Bezonsky
Title: Director, Legal and Compliance